                           GREEN TREE FINANCIAL CORP.

                        CERTIFICATE OF SERVICING OFFICER

The undersigned certifies that she is Vice President and Treasurer of Green Tree Financial Corp., a Delaware corporation (the "Company"), and that as such she is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of February 1, 1996 96-3 between the Company and Firstar Trust Company, as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from February 1, 1997 to February 28, 1997 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 10th day of March, 1997.

                                        GREEN TREE FINANCIAL CORP.


                                       BY: /s/Phyllis A. Knight
                                          ---------------------------
                                           Vice President and Treasurer

                        GREEN TREE FINANCIAL CORPORATION
  MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.05%, 6.45%, 6.70%,
                              7.10%, 7.35%, 7.85
                   PASS-THROUGH CERTIFICATES, SERIES 1996-3
                   CLASS A1, A2, A3, A4, A5, A6 CERTIFICATES
                                MONTHLY REPORT
                                 FEBRUARY 1997

                                        CUSIP#'S 393505-MA7,MB5,MC3,MD1,ME9,MF6
                                        TRUST ACCOUNT #80-4135900
                                        REMITTANCE DATE: 3/17/97

                                                        Total $     Per $1,000
                                                        Amount        Original
                                                        -------     -----------
Class A Certificates
--------------------
(1a) Amount available (including Monthly
     Servicing Fee)                                 $4,470,965.71

(b)  Class M-1 Interest Deficiency Amount
     (if any) and Class B-1 Interest
     Deficiency Amount (if any) withdrawn
     for prior Remittance Date                               0.00

(c)  Amount Available after giving effect to
     withdrawal of Class M-1 Interest
     Deficiency Amount and B-1 Interest
     Deficiency Amount for prior Remittance
     Date                                            4,470,965.71

A.  Interest
    (2) Aggregate Interest
        a. Class A-1 Remittance Rate(6.05%)                  6.05%
        b. Class A-1 Interest                          159,776.11   3.13286490
        c. Class A-2 Remittance Rate(6.45%)                  6.45%
        d. Class A-2 Interest                          306,375.00   5.37500000
        e. Class A-3 Remittance Rate(6.70%)                  6.70%
        f. Class A-3 Interest                          251,250.00   5.58333333
        g. Class A-4 Remittance Rate(7.10%)                  7.10%
        h. Class A-4 Interest                          207,083.33   5.91666657
        i. Class A-5 Remittance Rate(7.35%)                  7.35%
        j. Class A-5 Interest                          287,875.00   6.12500000
        k. Class A-6 Remittance Rate(7.85%,
           unless Weighted Average Contract
           rate is below (7.85%)                             7.85%
        l. Class A-6 Interest                          481,793.75   6.54166667

   (3)  Amount applied to:
        a. Unpaid Class A Interest
           Shortfall                                          .00          .00

                        GREEN TREE FINANCIAL CORPORATION
  MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.05%, 6.45%, 6.70%,
                              7.10%, 7.35%, 7.85
                    PASS-THROUGH CERTIFICATES, SERIES 1996-3
                    CLASS A1, A2, A3, A4, A5, A6 CERTIFICATES
                                MONTHLY REPORT
                                 FEBRUARY 1997
                                    Page 2

                                CUSIP#'S  393505-MA7,MB5,MC3,MD1,ME9,MF6
                                TRUST ACCOUNT #80-4135900
                                REMITTANCE DATE: 3/17/97

   (4)  Remaining:
        a. Unpaid Class A Interest
           Shortfall                                     .00           .00

B. Principal
   (5)  Formula Principal Distribution
          Amount                                1,763,681.96           N/A
        a. Scheduled Principal                    557,473.37           N/A
        b. Principal Prepayments                  802,238.88           N/A
        c. Liquidated Contracts                   403,969.71           N/A
        d. Repurchases                                   .00           N/A

   (6)  Pool Scheduled Principal
        Balance                               350,806,257.60  943.33489343
  (6a)  Pool Factor                                .94333489

   (7)  Unpaid Class A Principal Shortfall
        (if any)following prior Remittance
        date                                             .00

   (8)  Class A Percentage for such Remittance
         Date                                          91.56%

   (9)  Class A Percentage for the following
         Remittance Date                               91.52%

  (10)  Class A Principal Distribution:
        a. Class A-1                            1,763,681.96   34.58199922
        b. Class A-2                                     .00           .00
        c. Class A-3                                     .00           .00
        d. Class A-4                                     .00           .00
        e. Class A-5                                     .00           .00
        f. Class A-6                                     .00           .00

  (11)  Class A-1 Principal Balance            29,927,447.60  586.81269804

 (11a)  Class A-1 Pool Factor                      .58681270

  (12)  Class A-2 Principal Balance            57,000,000.00  1000.0000000
 (12a)  Class A-2 Pool Factor                     1.00000000

                       GREEN TREE FINANCIAL CORPORATION
  MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.05%, 6.45%, 6.70%,
                              7.10%, 7.35%, 7.85
                   PASS-THROUGH CERTIFICATES, SERIES 1996-3
                   CLASS A1, A2, A3, A4, A5, A6 CERTIFICATES
                                MONTHLY REPORT
                                 FEBRUARY 1997
                                    Page 3

                                         CUSIP#'S 393505-MA7,MB5,MC3,MD1,ME9,MF6
                                         TRUST ACCOUNT #80-4135900
                                         REMITTANCE DATE: 3/17/97

   (13)  Class A-3 Principal Balance               45,000,000.00  1000.0000000
   (13a) Class A-3 Pool Factor                        1.00000000

   (14)  Class A-4 Principal Balance               35,000,000.00  1000.0000000
   (14a) Class A-4 Pool Factor                        1.00000000

   (15)  Class A-5 Principal Balance               47,000,000.00  1000.0000000
   (15a) Class A-5 Pool Factor                        1.00000000

   (16)  Class A-6 Principal Balance               73,650,000.00  1000.0000000
   (16a) Class A-6 Pool Factor                        1.00000000

   (17)  Unpaid Class A Principal Shortfall
         (if any) following current Remittance
         Date                                                .00

   C.    Aggregate Scheduled Balances and Number of Delinquent
         Contracts as of Determination Date

   (18)  31-59 days                                 2,767,884.95            91

   (19)  60 days or more                            3,771,322.03           125

   (20)  Current Month Repossessions                  834,575.23            32

   (21)  Repossession Inventory                     3,004,287.25           101

Class M-1 Distribution Test and Class B Distribution Test (applicable on and after the Remittance Date occurring in May 2000)

   (22)  Average Sixty-Day Delinquency Ratio Test

         (a) Sixty-Day Delinquency Ratio for current
             Remittance Date                                              1.08%

                       GREEN TREE FINANCIAL CORPORATION
    MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.05%, 6.45%, 6.70%,
                              7.10%, 7.35%, 7.85
                   PASS-THROUGH CERTIFICATES, SERIES 1996-3
                   CLASS A1, A2, A3, A4, A5, A6 CERTIFICATES
                                MONTHLY REPORT
                                 FEBRUARY 1997
                                    Page 4

                                   CUSIP#'S  393505-MA7,MB5,MC3,MD1,ME9,MF6
                                   TRUST ACCOUNT #80-4135900
                                   REMITTANCE DATE: 3/17/97

   (b) Average Sixty-Day Delinquency Ratio (arithmetic
       average of ratios for this month and two preceding
       months; may not exceed 3.5%)                                     1.04%

(23) Average Thirty-Day Delinquency Ratio Test

     (a) Thirty-Day Delinquency Ratio for current
         Remittance Date                                                 .79%

     (b) Average Thirty-Day Delinquency Ratio (arithmetic
         average of ratios for this month and two preceding
         months; may not exceed 5.5%)                                   1.00%

(24) Cumulative Realized Losses Test

     (a) Cumulative Realized Losses for the current Remittance
         Date (as a percentage of Cut-off Date Pool Principal
         Balance; may not exceed 5.5% from April 1, 2000 to
         March 31, 2001, 6.5% from April 1, 2001 to March 31,
         2002, 8.5% from April 1, 2002 to May 31, 2003 and
         9.5% thereafter)                                                .17%

(25) Current Realized Losses Test

     (a) Current Realized Losses for current Remittance Date      167,818.08

     (b) Current Realized Loss Ratio (total Realized Losses for the most recent three months, multiplied by 4, divided by
         arithmetic average of Pool Scheduled Principal Balances for third preceding Remittance and for current Remittance Date;
         may not exceed 2.25%)                                           .44%

                        GREEN TREE FINANCIAL CORPORATION
    MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.05%, 6.45%, 6.70%,
                              7.10%, 7.35%, 7.85
                    PASS-THROUGH CERTIFICATES, SERIES 1996-3
                   CLASS A1, A2, A3, A4, A5, A6 CERTIFICATES
                                 MONTHLY REPORT
                                 FEBRUARY 1997
                                     Page 5

                                        CUSIP#'S 393505-MA7,MB5,MC3,MD1,ME9,MF6
                                        TRUST ACCOUNT #80-4135900
                                        REMITTANCE DATE: 3/17/97

(26) Class M-1 Principal Balance Test

     (a)  The sum of Class M-1 Principal Balance and Class B
          Principal Balance (before distributions on current
          Remittance Date) divided by Pool Scheduled Principal
          Balance as of preceding Remittance Date (must equal
          or exceed 25.5%)                                        17.93%

(27) Class B Principal Balance Test

     (a)  Class B Principal Balance (before any distributions
          on current Remittance Date) as of such Remittance date
          greater than $7,437,576.00                                .00

     (b)  Class B Principal Balance (before any distributions
          on current Remittance Date) divided by pool Scheduled
          Principal Balance as of preceding Remittance Date is
          equal to or greater than 12.00%                          8.44%

                                                Total $      Per $1,000
                                                Amount         Original
                                                -------      ----------
CLASS M1 CERTIFICATES
---------------------
(28) Amount available (including Monthly
     Servicing Fee)                          1,013,130.56

A.   Interest
 (29)Aggregate interest
     a. Class M-1 Remittance Rate (7.70%,
        unless Weighted Average Contract
        Rate is below 7.70%)                         7.70%
     b. Class M-1 Interest                     214,765.83   6.41666657

 (30) Amount applied to Class M-1 Interest
        Deficiency Amount                             .00            0

                       GREEN TREE FINANCIAL CORPORATION
            MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.70%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-3
                   CLASS A1, A2, A3, A4, A5, A6 CERTIFICATES
                                MONTHLY REPORT
                                 FEBRUARY 1997
                                    Page 6

                                           CUSIP#'S   393505-MG4
                                           TRUST ACCOUNT #80-4135900
                                           REMITTANCE DATE: 3/17/97

                                                    Total $      Per $1,000
                                                    Amount         Original
                                                    -------      ----------
   (31) Remaining unpaid Class M-1 Interest
        Deficiency Amount                                                .00

   (32) Amount Applied to:
        a.  Unpaid Class M-1 Interest Shortfall           .00              0

   (33) Remaining:
        a.  Unpaid Class M-1 Interest Shortfall           .00              0
B.      Principal
   (34) Formula Principal Distribution Amount
        a.  Scheduled Principal                           .00            N/A
        b.  Principal Prepayments                         .00            N/A
        c.  Liquidated Contracts                          .00            N/A
        d.  Repurchases                                   .00            N/A

   (35) Class M-1 Principal Balance             33,470,000.00  1000.00000000
   (35a)Class M-1 Pool Factor                      1.00000000

   (36) Class M-1 Percentage for such Remittance
        Date                                              .00%

   (37) Class M-1 Principal Distribution:
        a.  Class M-1 (current)                           .00     0.00000000
        b.  Unpaid Class M-1 Principal Shortfall
            (if any) following prior Remittance
            Date                                          .00

   (38) Unpaid Class M-1 Principal Shortfall
        (if any) following current
        Remittance
        Date                                              .00

   (39) Class M-1 Percentage for the following
        Remittance Date                                   .00%

                        GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.70%, 8.05%
                    PASS-THROUGH CERTIFICATES, SERIES 1996-3
                   CLASS A1, A2, A3, A4, A5, A6 CERTIFICATES
                                 MONTHLY REPORT
                                 FEBRUARY 1997
                                     Page 7

                                CUSIP#'S  393505-MH2, MJ8
                                TRUST ACCOUNT #80-4135900
                                REMITTANCE DATE: 3/17/97

                                                    Total $      Per $1,000
                                                    Amount         Original
                                                    -------      ----------
Class B1 Certificates
---------------------
(1)  Amount Available less the Class A
     Distribution Amount and Class M-1
     Distribution amount (including Monthly
     Servicing Fee)                                798,364.73

(2)  Class B-1 Remittance Rate (7.70% unless
     Weighted Average Contract Rate is
     below 7.70%)                                        7.70%

(3)  Aggregate Class B1 Interest                    95,447.92   6.41666689

(4)  Amount applied to Unpaid Class
     B1 Interest Shortfall                                .00          .00

(5)  Remaining unpaid Class B1
     Interest Shortfall                                   .00          .00

(6)  Amount applied to Class B1 Interest
     Deficiency Amount                                    .00

(7)  Remaining Unpaid Class B-1 Interest
     Deficiency Amount                                    .00

(8)  Unpaid Class B1 Principal Shortfall
     (if any) following prior Remittance Date             .00

(8a) Class B Percentage for such Remittance Date          .00

(9)  Current Principal (Class B Percentage of
     Formula Principal Distribution Amount)               .00

(10a)  Class B1 Principal Shortfall                       .00

(10b)  Unpaid Class B1 Principal Shortfall                .00

                        GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.70%, 8,05%
                    PASS-THROUGH CERTIFICATES, SERIES 1996-3
                   CLASS A1, A2, A3, A4, A5, A6 CERTIFICATES
                                 MONTHLY REPORT
                                 FEBRUARY 1997
                                     Page 8

                                           CUSIP#'S   393505-MH2, MJ8
                                           TRUST ACCOUNT #80-4135900
                                           REMITTANCE DATE: 3/17/97

                                                    Total $      Per $1,000
                                                    Amount         Original
                                                    -------      ----------
(11)  Class B Principal Balance                 29,758,810.00

(12)  Class B1 Principal Balance                14,875,000.00

Class B2 Certificates
---------------------
(13)  Remaining Amount Available                   702,916.81

(14)  Class B-2 Remittance Rate (8.05%
      unless Weighted Average Contract
      Rate is less than 8.05%)                           8.05%

(15)  Aggregate Class B2 Interest                   99,845.56   6.70833342

(16)  Amount applied to Unpaid Class
      B2 Interest Shortfall                               .00          .00

(17)  Remaining Unpaid Class B2
      Interest Shortfall                                  .00          .00

(18)  Unpaid Class B2 Principal Shortfall
      (if any) following prior Remittance
      Date                                                .00

(19)  Class B2 Principal Liquidation Loss Amount          .00

(20)  Class B2 Principal (zero until Class
      B1 paid down; thereafter, Class B
      Percentage of Formula Principal
      Distribution Amount)                                .00

(21)  Guarantee Payment                                   .00

(22)  Class B2 Principal Balance                14,883,810.00

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.70%, 8.05%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-3
                   CLASS A1, A2, A3, A4, A5, A6 CERTIFICATES
                                MONTHLY REPORT
                                 FEBRUARY 1997
                                    Page 9

                                           CUSIP#'S   393505-MH2, MJ8
                                           TRUST ACCOUNT #80-4135900
                                           REMITTANCE DATE: 3/17/97

                                                    Total $      Per $1,000
                                                    Amount         Original
                                                    -------      ----------
(23) Monthly Servicing Fee (Deducted from
     Certificate Account balance to arrive at
     Amount Available if the Company or Green
     Tree Financial Corporation is not the
     Servicer; deducted from funds remaining
     after payment of Class A Distribution
     Amount, Class M-1 Distribution Amount,
     Class B-1 Distribution Amount and Class
     B-2 Distribution Amount; if the Company
     or Green Tree Financial Corporation
     is the Servicer)                             146,904.14

(24) 3% Guarantee Fee                             456,167.11

(25) Class C Residual Payment                            .00

(26) Class M-1 Interest Deficiency on such
     Remittance Date                                     .00

(27) Class B-1 Interest Deficiency on such
     Remittance Date                                     .00

(28) Repossessed Contracts                        834,575.23

(29) Repossessed Contracts Remaining
     in Inventory                               3,004,287.25

(30) Weighted Average Contract Rate                  9.90973

                                      GTFC
                                     1996-3
                                 FEBRUARY 1997
                              Defaulted Contracts


                                                      Estimated
                                                       Loss At
Account#     Principal     Interest       Amount        Sale
--------     ---------     --------     ---------    ----------

16319728     17,228.13      106.67      17,334.80      8,913.58
21319615     13,217.42       81.83      13,299.25      2,190.41
22325237     26,551.13      164.39      26,715.52      9,181.34
27321283      9,464.29       58.59       9,522.88      5,503.33
27321427     25,573.42      158.34      25,731.76     16,807.80
28323096     26,645.54      164.98      26,810.52      7,410.93
28323185     18,882.15      116.91      18,999.06      7,972.10
29316228     16,188.41      100.23      16,288.64     10,912.22
43317824     43,682.08      270.46      43,952.54     13,197.25
52312656     23,802.13      147.37      23,949.50      7,182.66
60308402     23,509.92      145.56      23,655.48     12,954.81
73319973     25,084.72      155.31      25,240.03      7,648.10
75327927     28,910.39      179.00      29,089.39     14,274.30
75328074     17,895.66      110.80      18,006.46     10,529.69
80318456     31,404.68      194.44      31,599.12      4,299.18
90324634      9,891.86       61.24       9,953.10      7,824.85
93314958      7,884.49       48.81       7,933.30      6,575.72
94303578     26,129.01      161.78      26,290.79     12,613.77
94303731     12,024.28       74.48      12,098.73     (1,462.43)

TOTALS     $403,969.71   $2,501.16    $406,470.87   $164,529.61
           ===========   =========    ===========   ===========